SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 23, 1997


                             SHO-ME FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


    Delaware                        0-24084                       43-1676367
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(State or other             (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                        No.)


109 North Hickory Street, Mount Vernon, Missouri                   65712-1004
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    (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (417) 466-3171


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.
         -------------

     On June 23, 1997, Sho-Me Financial Corp., a Delaware Corporation ("Sho-Me Financial") and Union Planters Corporation, a Tennessee Corporation ("UPC") issued a joint press release announcing the execution of an Agreement and Plan of Reorganization, dated as of June 23, 1997, by and between, Sho-Me Financial and UPC (the "Merger Agreement"). The Merger Agreement provides for the merger of Sho-Me Financial with and into a subsidiary of UPC.

     Under the Merger Agreement, Sho-Me Financial stockholders will receive .7694 shares of UPC common stock in exchange for each share of Sho-Me Financial common stock held.

     Consummation of the Merger is subject to various conditions, including: (i) approval of the Merger by the stockholders of Sho-Me Financial;(ii) approval of the Merger by the appropriate regulatory authorities; and (iii) satisfaction of certain other conditions.

     Immediately after the execution of the Merger Agreement, UPC was issued an option agreement (the "Stock Option Agreement") providing an option to purchase 19.9% of the voting equity position of Sho-Me Financial under certain conditions.

     The Merger Agreement, the Stock Option Agreement and the press release issued on June 23, 1997 announcing the Merger are filed as exhibits to this Report. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such exhibits.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (i) Exhibits

     The exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

Exhibit
Number                                  Description
------                                  -----------

   2 Agreement and Plan of Reorganization, dated as of June 23, 1997, by and between Sho-Me Financial Corp. and Union Planters Corporation

  10 Stock Option Agreement, dated as of June 23, 1997, by and between Sho-Me Financial Corp. and Union Planters Corporation


  99              Press release


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SHO-ME FINANCIAL CORP.



Date: July 21, 1997                     By: /s/ RAYMOND G. MERRYMAN
                                            -----------------------------
                                            Raymond G. Merryman
                                            President


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